Exhibit 10.1

EXECUTION COPY

364-DAY CREDIT AGREEMENT

dated as of

November 23, 2005

among

1197774 ALBERTA ULC,
as Borrower

KINDER MORGAN, INC.,
as Guarantor

The Lenders Party Hereto

CITIBANK, N.A., Canadian branch,

as Administrative Agent

___________________________

CITIGROUP GLOBAL MARKETS INC.

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers

and Joint Bookrunners

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2005 364-Day Facility

TABLE OF CONTENTS

Page

ARTICLE I Definitions

1

SECTION

1.01

Defined Terms

1

SECTION

1.02

Classification of Loans and Borrowings

13

SECTION

1.03

Terms Generally

13

SECTION

1.04

Accounting Terms; GAAP

13

ARTICLE II The Credits

14

SECTION

2.01

Commitments

14

SECTION

2.02

Loans and Borrowings

14

SECTION

2.03

Requests for Borrowings

14

SECTION

2.04

Funding of Borrowings

15

SECTION

2.05

Bankers' Acceptances

15

SECTION

2.06

Interest Elections

21

SECTION

2.07

Termination and Reduction of Commitments

22

SECTION

2.08

Repayment of Loans; Evidence of Debt

22

SECTION

2.09

Prepayment of Loans and Mandatory Commitment Reductions

23

SECTION

2.10

Fees

24

SECTION

2.11

Interest

25

SECTION

2.12

Increased Costs; BA Market Disruption

26

SECTION

2.13

Taxes

27

SECTION

2.14

Payments Generally; Pro Rata Treatment; Sharing of Set-offs

28

SECTION

2.15

Mitigation Obligations; Replacement of Lenders

29

SECTION

2.16

Post-Closing Syndication

29

ARTICLE III Representations and Warranties

31

SECTION

3.01

Organization; Powers

31

SECTION

3.02

Authorization; Enforceability

31

SECTION

3.03

Governmental Approvals; No Conflicts

31

SECTION

3.04

Financial Condition; No Material Adverse Change

31

SECTION

3.05

Properties

32

SECTION

3.06

Litigation and Environmental Matters.

32

SECTION

3.07

Compliance with Laws and Agreements

32

SECTION

3.08

Investment and Holding Company Status

32

SECTION

3.09

Taxes

32

SECTION

3.10

ERISA

33

SECTION

3.11

Disclosure

33

SECTION

3.12

Foreign Assets Control Regulations, etc

33

ARTICLE IV Conditions

34

SECTION

4.01

Effective Date

34

SECTION

4.02

Each Credit Event

35

SECTION

4.03

Conditions Precedent to Conversions

35

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ARTICLE V Affirmative Covenants

35

SECTION

5.01

Financial Statements; Ratings Change and Other Information

35

SECTION

5.02

Notices of Material Events

37

SECTION

5.03

Existence; Conduct of Business

37

SECTION

5.04

Payment of Obligations

38

SECTION

5.05

Maintenance of Properties; Insurance

38

SECTION

5.06

Books and Records; Inspection Rights

38

SECTION

5.07

Compliance with Laws

38

SECTION

5.08

Use of Proceeds

38

ARTICLE VI Negative Covenants

38

SECTION

6.01

Financial Covenants

38

SECTION

6.02

Liens

39

SECTION

6.03

Fundamental Changes

39

SECTION

6.04

Transactions with Affiliates

40

SECTION

6.05

Capital Lease Obligations

40

ARTICLE VII Events of Default

40

ARTICLE VIII The Administrative Agent

42

ARTICLE IX Miscellaneous

44

SECTION

9.01

Notices

44

SECTION

9.02

Waivers; Amendments

44

SECTION

9.03

Expenses; Indemnity; Damage Waiver

45

SECTION

9.04

Successors and Assigns

46

SECTION

9.05

Survival

48

SECTION

9.06

Counterparts; Integration; Effectiveness

49

SECTION

9.07

Severability

49

SECTION

9.08

Right of Setoff

49

SECTION

9.09

Governing Law; Jurisdiction; Consent to Service of Process

49

SECTION

9.10

WAIVER OF JURY TRIAL

50

SECTION

9.11

Headings

50

SECTION

9.12

Confidentiality

50

SECTION

9.13

Interest Rate Limitation

50

SECTION

9.14

Electronic Communications

51

SECTION

9.15

Patriot Act

52

ARTICLE X Parent Guarantee

52

SECTION

10.01

Guarantee

52

SECTION

10.02

Dealings With the Borrower and Others

54

SECTION

10.03

Continuing Guarantee

55

SECTION

10.04

Demand for Payment, Expenses and Interest.

56

SECTION

10.05

Subrogation

56

SECTION

10.06

Postponement

57

SECTION

10.07

General

57

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SCHEDULES:

Schedule 1.01-A -- Pricing Schedule

Schedule 1.01-B – Existing Terasen Facilities

Schedule 2.01 -- Commitments

EXHIBITS:

Exhibit A – Form of Assignment and Assumption

Exhibit B-1 – Form of Opinion of Guarantor's Kansas Counsel

Exhibit B-2 – Form of Opinion of Guarantor's New York Counsel

Exhibit B-3 – Form of Opinion of Borrower's Alberta Counsel

Exhibit B-4 – Form of Opinion of Lenders’ Alberta Counsel

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CREDIT AGREEMENT dated as of November 23, 2005, among 1197774 ALBERTA ULC, an Alberta unlimited liability corporation, as Borrower, KINDER MORGAN, INC., a Kansas corporation, as Guarantor, the LENDERS party hereto, and CITIBANK, N.A., CANADIAN BRANCH, as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01

Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

"Acquisition" means the acquisition of the common shares in the capital of the Target, pursuant  to the terms and conditions of the Acquisition Documents.

"Acquisition Documents" means that certain Combination Agreement, dated as of August 1, 2005, among the Guarantor, 0731297 B.C. Ltd., and the Target, including the Plan of Arrangement attached thereto.

"Acquisition Effective Date" means the effective date of the Acquisition.

"Administrative Agent" means Citibank, N.A., Canadian branch, in its capacity as administrative agent for the Lenders hereunder.

"Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

"Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

"Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment.  If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

"Applicable Rate" means, for any day, with respect to any Loan, or with respect to the Facility Fees or the Utilization Fees payable hereunder, as the case may be, the applicable rate per annum (expressed in bps) set forth in the Pricing Schedule under the caption "Canadian Prime Rate Loans Spread", "Acceptance Fees for Bankers’ Acceptances", "Facility Fee Rate" or "Utilization Fee Rate", as the case may be.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

"Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

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"BA Discount Rate" means:

(a)

in relation to a Bankers’ Acceptance accepted by a Schedule I Lender, the CDOR Rate;

(b)

in relation to a Bankers’ Acceptance accepted by a Schedule II Lender or Schedule III Lender, the lesser of:

(i)

the Discount Rate then applicable to bankers’ acceptances accepted by such Schedule II Lender or Schedule III Lender; and

(ii)

the CDOR Rate plus 0.10% per annum,

provided that if both such rates are equal, then the “BA Discount Rate” applicable thereto shall be the rate specified in (i) above; and

(c)

in relation to a BA Equivalent Loan:

(i)

made by a Schedule I Lender, the CDOR Rate;

(ii)

made by a Schedule II Lender or Schedule III Lender, the rate determined in accordance with subparagraph (b) of this definition; and

(iii)

made by any other Lender, the CDOR Rate plus 0.10% per annum.

"BA Equivalent Loan" means, in relation to a Bankers’ Acceptance Borrowing, a loan made by a Non-Acceptance Lender as provided in Sections 2.05(k) and (l) as part of such Borrowing.

"Bankers’ Acceptance" means (a) a draft in Canadian Dollars drawn by the Borrower, accepted by a Lender and issued for value pursuant to this Agreement, or (b) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing (other than BA Equivalent Loans comprising a part of the same Borrowing) constitute an obligation of the Borrower to repay such draft and for purposes hereof shall be deemed an obligation owed to the Lender that accepted such draft.

"Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

"Board" means the Board of Governors of the Federal Reserve System of the United States of America.

"Borrower" means 1197774 Alberta ULC, an Alberta unlimited liability corporation, and its permitted successors and assigns.

"Borrower Obligations" means, without duplication, the collective reference to all amounts owing by the Borrower pursuant to this Agreement and the other Guaranteed Documents, including, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like

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proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Guaranteed Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Guaranteed Documents, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, all fees and disbursements of counsel to the Guaranteed Creditors that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

"Borrowing" means Loans of the same Type, made, converted or continued on the same date.

"Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

"Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Calgary, Alberta and Toronto, Ontario are authorized or required by law to remain closed.

"Canadian Dollar Amount" means, when used in reference to any amount set forth in US Dollars, the equivalent amount in Canadian Dollars, calculated using the exchange rate offered by the Administrative Agent at 9:00 am (Toronto time) on the Effective Date for the purchase of Canadian Dollars.

"Canadian Dollars" and "Cdn.$" mean the lawful money of Canada.

"Canadian Prime Rate" means, for any day, the greater of:

(a)

the rate of interest per annum (expressed on the basis of a year of 365 days) established from time to time by the Administrative Agent as the reference rate of interest for the determination of interest rates that the Administrative Agent will charge to customers of varying degrees of creditworthiness in Canada for Canadian Dollar demand loans in Canada; and

(b)

the rate of interest per annum (expressed on the basis of a year of 365 days) equal to the average annual yield rate for one month Canadian Dollar bankers’ acceptances which rate is shown on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) at 10:00 a.m. (Toronto time) on such day or, if such day is not a Business Day, on the immediately preceding Business Day, plus 1.00% per annum;

provided that, if both such rates are equal or if such one month bankers’ acceptance rate is unavailable for any reason on any date of determination, then the "Canadian Prime Rate" shall be the rate specified in clause (a) above.  When "Canadian Prime Rate" is used in reference to any Loan or Borrowing, it refers to whether such Loan or the Loans comprising such Borrowing are bearing interest at a rate determined by reference to the Canadian Prime Rate.

"Canadian Resident Lender" means a Lender that is at the relevant time (a) resident in Canada for the purpose of the Income Tax Act (Canada) or (b) an “authorized foreign bank” as defined in subsection 248(1) of the Income Tax Act (Canada) and which will receive or credit all amounts paid or credited to the Lender in respect of any obligation of the Borrower hereunder in respect of its "Canadian banking business" for the purposes of subsection 212(13.3) of the Income Tax Act (Canada).

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"Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

"CDOR Rate" means, on any date on which Bankers’ Acceptances are to be issued pursuant hereto, the per annum rate of interest (expressed on the basis of a year of 365 days) which is the rate determined as being the arithmetic average of the annual yield rates applicable to Canadian Dollar bankers’ acceptances having identical issue and comparable maturity dates as the Bankers’ Acceptances proposed to be issued by the Borrower displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Administrative Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate or in the posted average annual rate); provided, however, if such a rate does not appear on such CDOR Page, then the CDOR Rate, on any day, shall be the Discount Rate quoted by the Administrative Agent (determined as of 10:00 a.m. (Toronto time) on such day) which would be applicable in respect of an issue of bankers’ acceptances in a comparable amount and with comparable maturity dates to the Bankers’ Acceptances proposed to be issued by the Borrower on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.

"Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Guarantor; (b) during any period of twelve consecutive calendar months, individuals who were directors of the Guarantor on the first day of such period shall cease to constitute a majority of the board of directors of the Guarantor; (c) the Borrower shall cease to be a wholly-owned Consolidated Subsidiary of the Guarantor; or (d) after the Acquisition, the Target shall cease to be a wholly-owned Consolidated Subsidiary of the Guarantor.

"Change in Law" means (a) the adoption of any law, rule or regulation by any Governmental Authority after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

"Closing Date" means the date of this Agreement.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender's Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable, as such obligation may be reduced or increased pursuant to this Agreement.

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The initial aggregate amount of the Lenders' Commitments is the Canadian Dollar Amount of US$2,250,000,000.

"Consolidated Assets" means the total amount of assets appearing on the consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries, prepared in accordance with GAAP as of the date of the most recent regularly prepared consolidated financial statements prior to the taking of any action for the purposes of which the determination is being made.

"Consolidated Indebtedness" of any Person means at any date the sum (without duplication) of (i) the Indebtedness of such Person and its Consolidated Subsidiaries, determined on a consolidated basis as of such date plus (ii) the excess (if any) of the Trust Preferred Securities of such Person over 10% of the Consolidated Total Capitalization of such Person at such date.

"Consolidated Net Income" means, for any period, the net income of the Guarantor and its Consolidated Subsidiaries before extraordinary items, determined on a consolidated basis for such period.

"Consolidated Net Tangible Assets" means, at the date of any determination thereof, the total amount of assets of the Guarantor and its Consolidated Subsidiaries after deducting therefrom: (a) all current liabilities, excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and (ii) current maturities of long-term debt and preferred stock; (b) all reserves for depreciation and other asset valuation reserves but excluding reserves for deferred federal income taxes arising from accelerated depreciation or otherwise; (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets carried as an asset; and (d) all appropriate adjustments on account of minority interests of other Persons holding common stock in any Consolidated Subsidiary; all as set forth, or on a pro forma basis would be set forth, on a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries for their most recently completed fiscal quarter, prepared in accordance with GAAP.

"Consolidated Net Worth" of any Person means at any date of determination, the sum (without duplication) of (i) the amount of consolidated stockholders' equity of such Person and its Consolidated Subsidiaries as of such date, determined in accordance with GAAP (provided, that there shall be excluded, without duplication, from such determination (to the extent otherwise included therein) the amount of accumulated other comprehensive loss or gain as of such date), plus (ii) the amount of the Trust Preferred Securities of such Person (provided, that the amount of the Trust Preferred Securities added pursuant to this clause (ii) shall not exceed 10% of Consolidated Total Capitalization of such Person at such date).

"Consolidated Subsidiary" of any Person means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date; provided, however, that for purposes of this Agreement, "Consolidated Subsidiary" shall not include KMP.

"Consolidated Total Capitalization" of any Person means at any date the sum of Consolidated Indebtedness of such Person and Consolidated Net Worth of such Person, each determined as of such date.

"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  "Controlling" and "Controlled" have meanings correlative thereto.

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"Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans at such time (for certainty, the principal amount of any outstanding Bankers’ Acceptances or BA Equivalent Loans shall be the amount payable on the maturity thereof).

"Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

"Discount Proceeds" means the net cash proceeds to the Borrower from the sale and acceptance of a Bankers’ Acceptance pursuant hereto or, in the case of BA Equivalent Loans, the amount of a BA Equivalent Loan at the BA Discount Rate, in any case, before deduction or payment of the fees to be paid to the Lenders under Section 2.05(b).

"Discount Rate" means, with respect to the issuance of a bankers’ acceptance, the rate of interest per annum, calculated on the basis of a year of 365 days, (rounded upwards, if necessary, to the nearest whole multiple of 1/100th of one percent) which is equal to the discount exacted by a purchaser taking initial delivery of such bankers’ acceptance, calculated as a rate per annum and as if the issuer thereof received the discount proceeds in respect of such bankers’ acceptance on its date of issuance and had repaid the respective face amount of such bankers’ acceptance on the maturity date thereof.

"Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

"Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

"Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Guarantor or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

"ERISA Group" means the Guarantor, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantor or any Subsidiary, are treated as a single employer under Section 414 of the Code.

"Event of Default" has the meaning assigned to such term in Article VII.

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"Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its overall capital or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized, in which its principal office is located or in which it carries on business, or, in the case of any Lender, in which its applicable lending office is located, and (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.15), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), or is attributable to such Lender’s failure or inability to qualify as a Canadian Resident Lender from time to time, or is attributable to such Foreign Lender's failure to comply with Section 2.13(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.13(a).

"Existing Facilities" means the Existing KMI Facility and the Existing Terasen Facilities.

"Existing KMI Facility" means that certain $800,000,000 Five-Year Credit Agreement, dated as of August 5, 2005, among the Guarantor, as borrower, the lenders party thereto, Citibank, N.A., as administrative agent, and the other agents party thereto, as replaced, amended or modified but not increased.

"Existing Terasen Facilities" means the credit facilities of the Target and its subsidiaries set forth on Schedule 1.01-B.

"Facility Fee" has the meaning assigned to such term in Section 2.10(a).

"Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

"Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Guarantor.

"Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, Canada and each Province and Territory thereof shall be deemed to constitute a single jurisdiction.

"GAAP" means generally accepted accounting principles in the United States of America.

"Governmental Authority" means the government of the United States of America or Canada, or any other nation, Province or political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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"Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

"Guaranteed Creditors" means the collective reference to the Administrative Agent and the Lenders.

"Guaranteed Documents" means the collective reference to this Agreement, any Bankers’ Acceptances issued pursuant to Section 2.05, and any notes issued pursuant to Section 2.08(f), as each such agreement may be amended, supplemented or otherwise modified from time to time as permitted hereby, and any and all instruments, certificates, or other agreements delivered in connection with the foregoing.

"Guarantor" means Kinder Morgan, Inc., a Kansas corporation.

"Guarantor Obligations" means with respect to the Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of the Guarantor which may arise under or in connection with this Agreement, in each case whether on account of guarantee obligations, reimbursement obligations, loan obligations, fees, indemnities, costs, expenses or otherwise (including, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement).

"Hazardous Materials"  means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

"Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

"Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services or any other similar obligation upon which interest changes are customarily paid (excluding trade accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others (provided that in the event that any Indebtedness of the Borrower or any Subsidiary shall be the subject of a Guarantee by one or

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more Subsidiaries or by the Borrower, as the case may be, the aggregate amount of the outstanding Indebtedness of the Borrower and the Subsidiaries in respect thereof shall be determined by reference to the primary Indebtedness so guaranteed, and without duplication by reason of the existence of any such Guarantee), (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances.  The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

"Indemnified Taxes" means Taxes other than Excluded Taxes.

"Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Guarantor that is not guaranteed by any other Person or subject to any other credit enhancement.

"Information" has the meaning assigned to such term in Section 2.16.

"Initial Lenders" means, collectively, Citibank, N.A., Canadian branch and Merrill Lynch Capital Canada Inc.

"Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

"Interest Payment Date" means, with respect to any Canadian Prime Rate Loan, the last day of each month.

"Interest Period" means, with respect to each Bankers’ Acceptance Borrowing, the period of one, two, three or six months, as the Borrower may elect, subject to market availability as determined by the Lenders (or, subject to the agreement of the Lenders, a longer or shorter period); provided, that, in each case, (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) the last day of each Interest Period shall also be the first day of the next Interest Period, whether with respect to the same or another Loan, and (d) the last day of all Interest Periods for Loans outstanding shall expire on or prior to the Maturity Date.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

"KMP" means Kinder Morgan Energy Partners, L.P., a Delaware limited partnership, and its subsidiaries and Controlled Affiliates.

"Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

"Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a

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vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

"Loan" means a Canadian Prime Rate Loan, Bankers’ Acceptance Loan or BA Equivalent Loan outstanding hereunder.

"Material Adverse Effect" means a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, or financial condition of the Guarantor and the Subsidiaries taken as a whole, (b) the ability of the Borrower or the Guarantor to perform any of its obligations under this Agreement or (c) the rights of or benefits available to the Lenders under any material provision of this Agreement.

"Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Guarantor and its Consolidated Subsidiaries in an aggregate principal amount exceeding US$100,000,000.  For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Guarantor or any Consolidated Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Guarantor or such Consolidated Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

"Material Subsidiary" means any Consolidated Subsidiary the consolidated assets of which constitute 10% or more of Consolidated Assets.

"Maturity Date" means the date that is 364 days after the Closing Date.

"Minority Interest" means, with respect to any Person (other than KMP) the accounts of which are consolidated with the Guarantor, the aggregate amount of the Equity Interests of such Person in any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 50% or less of the equity or 50% or less of the ordinary voting power or, in the case of a partnership, 50% or less of the general partnership interests are, as of such date, owned, controlled or held by such Person.

"Moody's" means Moody's Investors Service, Inc.

"Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"Non-Acceptance Lender" means a Lender who, by notice in writing to the Administrative Agent, elects from time to time to make BA Equivalent Loans in lieu of accepting Bankers’ Acceptances.

"Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Outstanding BAs Collateral” has the meaning set forth in Section 2.05(e).

"Participant" has the meaning set forth in Section 9.04.

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"Patriot Act" means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

"Permitted Encumbrances" means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

(c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Guarantor or any Subsidiary;

(g) any interest or title of a lessor in property subject to any Capital Lease Obligation or operating lease which, in each case, is permitted under this Agreement; and

(h) Liens in favor of collecting or payor banks resulting from a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Guarantor or any Subsidiary on deposit with or in possession of such bank;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness, except as provided in clause (g) above.

"Person" means any natural person, corporation, limited liability company, unlimited liability corporation, trust, joint venture, association, company (or any other body corporate), partnership, Governmental Authority or other entity.

"Plan"  means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Guarantor or any member of the ERISA Group is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

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"Power of Attorney" means a power of attorney provided by the Borrower to a Lender with respect to Bankers’ Acceptances in accordance with and pursuant to Section 2.05(d) hereof.

"Pricing Schedule" means the schedule attached hereto as Schedule 1.01 and identified as such.

"Projections" has the meaning assigned to such term in Section 2.16.

"Register" has the meaning set forth in Section 9.04.

"Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

"Required Lenders" means, at any time, Lenders having Credit Exposures and unused Commitments representing greater than 50% of the sum of the total Credit Exposures and unused Commitments hereunder.

"Responsible Officer"  means the Chairman, Vice Chairman, President, any Vice President, Chief Executive Officer, Chief Financial Officer, Controller or Treasurer of the Guarantor.

"S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

"Schedule I Lender" means a Lender which is a Canadian chartered bank listed on Schedule I to the Bank Act (Canada).

"Schedule II Lender" means a Lender which is a Canadian chartered bank listed on Schedule II to the Bank Act (Canada).

"Schedule III Lender" means a Lender which is an authorized foreign bank listed on Schedule III to the Bank Act (Canada).

"subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

"Subsidiary" means any subsidiary of the Guarantor.

"Successful Syndication" has the meaning assigned to such term in the Commitment Letter, dated as of the date hereof, among the Guarantor, the Administrative Agent, the Initial Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

"Target" means Terasen Inc., a corporation subsisting under the laws of British Columbia.

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"Target Asset Sale" means the sale or disposition of all or substantially all of the assets of the Target.

"Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

"Transactions" means the execution, delivery and performance by the Borrower and the Guarantor of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the Acquisition.

"Trust Preferred Securities" means, with respect to the Guarantor, (a) mandatorily redeemable capital trust securities of trusts which are Consolidated Subsidiaries and the subordinated debentures of the Guarantor in which the proceeds of the issuance of such capital trust securities are invested, including, US$283,600,000 of such securities outstanding as of the Acquisition Effective Date, and (b) mandatorily redeemable capital securities which are subordinated debentures of the Consolidated Subsidiary in which the proceeds of the issuance of such capital securities are invested, including, US$125,000,000 of such securities outstanding as of the Acquisition Effective Date.

"Type", when used in reference to (a) any Loan refers to whether such Loan is a Canadian Prime Rate Loan, a Bankers’ Acceptance Loan or a BA Equivalent Loan or (b) any Borrowing, refers to whether such Borrowing, is, (i) in the case of a Canadian Prime Rate Borrowing, comprised of Canadian Prime Rate Loans or (ii) in the case of a Bankers’ Acceptance Borrowing, comprised of Bankers’ Acceptance Loans, BA Equivalent Loans or a combination thereof.

"US Dollars" or "US$" refers to lawful money of the United States of America.

"Utilization Fee" has the meaning assigned to such term in Section 2.10(b).

SECTION 1.02

Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Canadian Prime Rate Loan").  Borrowings also may be classified and referred to by Type (e.g., a "Canadian Prime Rate Borrowing").

SECTION 1.03

Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".  The word "will" shall be construed to have the same meaning and effect as the word "shall".  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04

Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests

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an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until  such notice shall have been withdrawn or such provision  amended in accordance herewith.

ARTICLE II

The Credits

SECTION 2.01

Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees to make Loans in Canadian Dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Credit Exposures exceeding the total Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

SECTION 2.02

Loans and Borrowings.

(a)

Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

(b)

At the election of the Borrower in accordance with the terms hereof, each Canadian Prime Rate Borrowing shall be comprised entirely of Canadian Prime Rate Loans and each Bankers’ Acceptance Borrowing  shall be comprised entirely of Bankers’ Acceptances Loans, except that any Loan with respect to each such Bankers’ Acceptance Borrowing made by a Non-Acceptance Lender shall be a BA Equivalent Loan.

(c)

At the time that each Canadian Prime Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$1,000,000; provided that a Canadian Prime Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments.  Bankers’ Acceptances shall be issued in an aggregate amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000.  Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve different maturities of Bankers’ Acceptances outstanding.

(d)

Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Loan if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03

Requests for Borrowings.  To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Bankers’ Acceptance Borrowing, not later than 10:00 a.m., Calgary time, two Business Days prior to the date of the proposed Borrowing or (b) in the case of a Canadian Prime Rate Borrowing, not later than 10:00 a.m., Calgary time, one Business Day prior to the date of the proposed Borrowing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of

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a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)

the aggregate amount of the requested Borrowing;

(ii)

the date of such Borrowing, which shall be a Business Day;

(iii)

whether such Borrowing is to be Bankers’ Acceptance Borrowing or a Canadian Prime Rate Borrowing;

(iv)

in the case of a Bankers’ Acceptance Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

(v)

the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Canadian Prime Rate Borrowing.  If no Interest Period is specified with respect to any requested Bankers’ Acceptance Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

SECTION 2.04

Funding of Borrowings.

(a)

Each Lender shall make each Canadian Prime Rate Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., Toronto time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Calgary and designated by the Borrower in the applicable Borrowing Request.

(b)

Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Canadian Prime Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Canadian Prime Rate Loans.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

SECTION 2.05

Bankers’ Acceptances.

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(a)

Bankers’ Acceptances Borrowings.  Subject to the terms and conditions hereof, if the Borrower has submitted a Borrowing Request or an Interest Election Request pursuant to Section 2.03 or Section 2.06, as applicable, requesting a Bankers’ Acceptance Borrowing, Bankers’ Acceptances with respect thereto shall be drawn and accepted and, to the extent applicable, BA Equivalent Loans shall be made, in each case as provided in this Section 2.05.

(b)

Fees.  Upon the acceptance by a Lender of a Bankers’ Acceptance, the Borrower shall pay to the Administrative Agent for the account of such Lender a fee in Canadian Dollars equal to the Applicable Rate calculated on the principal amount at maturity of such Bankers’ Acceptance and for the period of time from and including the date of acceptance to but excluding the maturity date of such Bankers’ Acceptance and calculated on the basis of the number of days elapsed in a year of 365 days.

(c)

Form and Execution of Bankers’ Acceptances.  The following provisions shall apply to each Bankers’ Acceptance hereunder:

(i)

the face amount at maturity of each draft drawn by the Borrower to be accepted as a Bankers’ Acceptance shall be Cdn.$100,000 and integral multiples thereof;

(ii)

the term to maturity of each draft drawn by the Borrower to be accepted as a Bankers’ Acceptance shall be the Interest Period as selected by the Borrower in the relevant Borrowing Request or Interest Election Request, and each Bankers’ Acceptance shall be payable and mature on the last day of the Interest Period selected by the Borrower for such Bankers’ Acceptance (which, for certainty, pursuant to the definition of “Interest Period” shall be on or prior to the Maturity Date);

(iii)

each draft drawn by the Borrower and presented for acceptance by a Lender shall be drawn on the standard form of such Lender in effect at the time; provided however, that the Administrative Agent may require the Lenders to use a generic form of Bankers’ Acceptance, in a form satisfactory to each Lender, acting reasonably, provided by the Administrative Agent for such purpose in place of the Lenders’ own forms;

(iv)

subject to Section 2.05(e) below, Bankers’ Acceptances shall be signed by duly authorized officers of the Borrower or, in the alternative, the signatures of such officers may be mechanically reproduced in facsimile thereon and Bankers’ Acceptances bearing such facsimile signatures shall be binding on the Borrower as if they had been manually executed and delivered by such officers on behalf of the Borrower; notwithstanding that any Person whose manual or facsimile signature appears on any Bankers’ Acceptance may no longer be an authorized signatory for the Borrower on the date of issuance of a Bankers’ Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers’ Acceptance shall be binding on the Borrower; and

(v)

in lieu of signing Bankers’ Acceptances in accordance with Section 2.05(c)(iv), the Borrower may provide a Power of Attorney to a Lender, and for so long as a Power of Attorney is in force with respect to a given Lender, such Lender shall execute and deliver Bankers’ Acceptances on behalf of the Borrower in accordance with the provisions thereof and, for certainty, all references herein to drafts drawn by the Borrower, Bankers’ Acceptances executed by the Borrower or similar expressions shall be deemed to include Bankers’ Acceptances executed in accordance with a Power of Attorney, unless the context otherwise requires.

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(d)

Power of Attorney; Provision of Bankers’ Acceptances to Lenders.

(i)

Unless revoked with respect to a given Lender in accordance herewith, the Borrower hereby appoints each Lender, acting by any authorized signatory of the Lender in question, the attorney of the Borrower:

(A) to sign for and on behalf and in the name of the Borrower as drawer, drafts in such Lender’s standard form (or, if applicable, generic forms required by the Administrative Agent pursuant to Section 2.05(c)(iii) above) which are depository bills as defined in the Depository Bills and Notes Act (Canada) (the “DBNA”), payable to a “clearing house” (as defined in the DBNA) including The Canadian Depository For Securities Limited or its nominee, CDS & Co. (the “clearing house”);

(B) for drafts which are not depository bills, to sign for and on behalf and in the name of the Borrower as drawer and to endorse on its behalf, Bankers’ Acceptances drawn on the Lender payable to the order of the Borrower or payable to the order of such Lender;

(C) to fill in the amount, date and maturity date of such Bankers’ Acceptances; and

(D) to deposit and/or deliver such Bankers’ Acceptances which have been accepted by such Lender;

provided that, such acts in each case are to be undertaken by the Lender in question strictly in accordance with instructions given to such Lender by the Borrower as provided in this Section 2.05(d).  For certainty, signatures of any authorized signatory of a Lender may be mechanically reproduced in facsimile on Bankers’ Acceptances in accordance herewith and such facsimile signatures shall be binding and effective as if they had been manually executed by such authorized signatory of such Lender.

Instructions from the Borrower to a Lender relating to the execution, completion, endorsement, deposit and/or delivery by that Lender on behalf of the Borrower of Bankers’ Acceptances which the Borrower wishes to submit to the Lender for acceptance by the Lender shall be communicated by the Borrower to the Administrative Agent by way of a Borrowing Request or Interest Election Request, as applicable, in accordance with this Agreement, which, in turn, shall be communicated by the Administrative Agent, on behalf of the Borrower, to the Lender.

The communication by the Borrower, or on behalf of the Borrower by the Administrative Agent, to the Lender of the instructions set out in the Borrowing Requests and Interest Election Requests referred to above shall constitute (a) the authorization and instruction of the Borrower to the Lender to sign for and on behalf and in the name of the Borrower as drawer the requested Bankers’ Acceptances and to complete and/or endorse Bankers’ Acceptances in accordance with such information as set out above and (b) the request of the Borrower to the Lender to accept such Bankers’ Acceptances and deposit the same with the clearing house or deliver the same, as the case may be, in each case  in accordance with this Agreement  and such instructions.  The Borrower acknowledges that a Lender shall not be obligated to accept any such Bankers’ Acceptances except in accordance with the provisions of this Agreement.

A Lender shall be and it is hereby authorized to act on behalf of the Borrower upon and in compliance with instructions communicated to that Lender as provided herein if the Lender reasonably believes such instructions to be genuine.  If a Lender accepts Bankers’ Acceptances pursuant to any such instructions, that Lender shall confirm particulars of such instructions and advise the Administrative Agent that it has

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complied therewith.  A Lender’s actions in compliance with such instructions, confirmed and advised to the Administrative Agent by such notice, shall be conclusively deemed to have been in accordance with the instructions of the Borrower.

This Power of Attorney may be revoked by the Borrower with respect to any particular Lender at any time upon not less than 5 Business Days’ prior written notice served upon the Lender in question and the Administrative Agent, provided that no such revocation shall reduce, limit or otherwise affect the obligations of the Borrower in respect of any Bankers’ Acceptance executed, completed, endorsed, deposited and/or delivered in accordance herewith prior to the time at which such revocation becomes effective.

(ii)

Unless the Borrower has provided Powers of Attorney to the Lenders, to facilitate Borrowings of Bankers’ Acceptances, the Borrower shall, upon execution of this Agreement and thereafter from time to time as required by the Lenders, provide to the Administrative Agent for delivery to each Lender drafts drawn in blank by the Borrower (pre-endorsed and otherwise in fully negotiable form, if applicable) in quantities sufficient for each Lender to fulfill its obligations hereunder.  Any such pre-signed drafts which are delivered by the Borrower to the Administrative Agent or a Lender shall be held in safekeeping by the Administrative Agent or such Lender, as the case may be, with the same degree of care as if they were the Administrative Agent’s or such Lender’s property, and shall only be dealt with by the Lenders and the Administrative Agent in accordance herewith.  No Lender shall be responsible or liable for its failure to make its share of any Borrowing of Bankers’ Acceptances required hereunder if the cause of such failure is, in whole or in part, due to the failure of the Borrower to provide such pre-signed drafts to the Administrative Agent (for delivery to such Lender) on a timely basis.

(iii)

By 10:00 a.m. (Calgary time) on the applicable Borrowing date, the Borrower shall (a) either deliver to each Lender in Toronto, or, if previously delivered, be deemed to have authorized each Lender to complete and accept, or (b) where the Borrower has granted a subsisting Power of Attorney to the Lender, be deemed to have authorized each such Lender to sign on behalf of the Borrower, complete and accept, drafts drawn by the Borrower on such Lender in a principal amount at maturity equal to such Lender’s share of the Bankers’ Acceptances specified by the Borrower in the relevant Borrowing Request or Interest Election Request, as the case may be, as notified to the Lenders by the Administrative Agent.

(e)

Mechanics of Issuance.

(i)

Upon receipt by the Administrative Agent of a Borrowing Request or Interest Election Request from the Borrower requesting the issuance of Bankers’ Acceptances, the Administrative Agent shall promptly notify the Lenders thereof and advise each Lender of the aggregate face amount of Bankers’ Acceptances to be accepted and purchased by such Lender, the date of issue and the Interest Period for such Loan; the apportionment among the Lenders of the face amounts of Bankers’ Acceptances to be accepted by each Lender shall be determined by the Administrative Agent by reference and in proportion to the respective Commitment, as applicable, of each Lender, provided that, when such apportionment cannot be evenly made, the Administrative Agent shall round allocations amongst such Lenders consistent with the Administrative Agent’s normal money market practices.

(ii)

On the date of each Bankers’ Acceptance Borrowing:

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(A) before 8:00 a.m. (Calgary time) on such date, the Administrative Agent shall determine the CDOR Rate and shall obtain quotations from each Schedule II Lender or Schedule III Lender of the Discount Rate then applicable to bankers’ acceptances accepted by such Schedule II Lender or Schedule III Lender in respect of an issue of bankers’ acceptances in a comparable amount and with comparable maturity to the Bankers’ Acceptances proposed to be issued on such date;

(B) on or about 8:00 a.m. (Calgary time) on such date, the Administrative Agent shall determine the BA Discount Rate applicable to each Lender and shall advise each Lender of the BA Discount Rate applicable to it;

(C) each Lender shall complete and accept, in accordance with the Borrowing Request or Interest Election Request delivered by the Borrower and advised by the Administrative Agent in connection with such issue, its share of the Bankers’ Acceptances to be issued on such date and shall purchase such Bankers’ Acceptances for its own account at a purchase price which reflects the BA Discount Rate applicable to such issue; and

(D) in the case of the initial making of a Bankers’ Acceptance Borrowing, each Lender shall, for same day value on the date of such Borrowing, remit the Discount Proceeds or advance the BA Equivalent Loan, as the case may be, payable by such Lender (net of the acceptance fee payable to such Lender pursuant to Section 2.05(b)) to the Administrative Agent for the account of the Borrower; the Administrative Agent shall make such funds available to the Borrower for same day value on such date.

(iii)

Each Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers’ Acceptances accepted and purchased by it for its own account.

(f)

Continuation, Conversion or Payment on Maturity.  In anticipation of the maturity of Bankers’ Acceptances, the Borrower shall, subject to and in accordance with the requirements hereof, do one or a combination of the following with respect to the aggregate face amount at maturity of all such Bankers’ Acceptances:

(i)

(A) make an Interest Election Request stating that the Borrower intends to draw and present for acceptance on the maturity date new Bankers’ Acceptances in an aggregate face amount up to the aggregate amount of the maturing Bankers’ Acceptances and (B) on the maturity date pay to the Administrative Agent for the account of the Lenders an additional amount equal to the difference between the aggregate face amount of the maturing Bankers’ Acceptances and the Discount Proceeds of such new Bankers’ Acceptances;

(ii)

 (A) make an Interest Election Request requesting a conversion of the maturing Bankers’ Acceptances to Canadian Prime Rate Loans and (B) on the maturity date pay to the Administrative Agent for the account of the Lenders an amount equal to the difference, if any, between the aggregate face amount of the maturing Bankers’ Acceptances and the amount of such Loans into which conversion is requested; or

(iii)

on the maturity date of the maturing Bankers’ Acceptances, pay to the Administrative Agent for the account of the Lenders an amount equal to the aggregate face amount of such Bankers’ Acceptances.

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If the Borrower fails to make an Interest Election Request or make such payments on maturity, the Administrative Agent shall effect a conversion into a Canadian Prime Rate Loan of the entire amount of such maturing Bankers’ Acceptances as if an Interest Election Request had been made by the Borrower to that effect.

(g)

Restriction on Continuations and Conversions.  Subject to the other provisions hereof, conversions and continuations of Bankers’ Acceptances may only occur on the maturity date thereof.

(h)

Continuations.  In order to satisfy the continuing liability of the Borrower to a Lender for the face amount of maturing Bankers’ Acceptances accepted by such Lender, the Lender shall receive and retain for its own account the Discount Proceeds of new Bankers’ Acceptances issued on a continuation, and the Borrower shall on the maturity date of the Bankers’ Acceptances being continued pay to the Administrative Agent for the account of the Lenders an amount equal to the difference between the face amount of the maturing Bankers’ Acceptances and the Discount Proceeds from the new Bankers’ Acceptances together with the acceptance fees to which the Lenders are entitled pursuant to Section 2.05(b).

(i)

Conversion into Bankers’ Acceptances.  In respect of conversions into Bankers’ Acceptances, in order to satisfy the continuing liability of the Borrower to the Lenders for the amount of the converted Loan, each Lender shall receive and retain for its own account the Discount Proceeds of the Bankers’ Acceptances issued upon such conversion, and the Borrower shall on the conversion date pay to the Administrative Agent for the account of the Lenders an amount equal to the difference between the principal amount of the converted Loan and the aggregate Discount Proceeds from the Bankers’ Acceptances issued on such conversion, together with the acceptance fees to which the Lenders are entitled pursuant to Section 2.05(b).

(j)

Conversion from Bankers’ Acceptances.  In order to satisfy the continuing liability of the Borrower to the Lenders for an amount equal to the aggregate face amount of the maturing Bankers’ Acceptances converted to another Type of Loan, the Administrative Agent shall record the obligation of the Borrower to the Lenders as a Loan of the Type into which such continuing liability has been converted.

(k)

BA Equivalent Loans.  Notwithstanding the foregoing provisions of this Section 2.05, a Non-Acceptance Lender shall, in lieu of accepting Bankers’ Acceptances, make a BA Equivalent Loan.  The amount of each BA Equivalent Loan shall be equal to the Discount Proceeds which would be realized from a hypothetical sale of those Bankers’ Acceptances which, but for this Section, such Lender would otherwise be required to accept as part of such a Bankers’ Acceptance Borrowing.  To determine the amount of such Discount Proceeds, the hypothetical sale shall be deemed to take place at the BA Discount Rate for such Loan.  Any BA Equivalent Loan shall be made on the relevant Borrowing date and shall remain outstanding for the term of the relevant Bankers’ Acceptances.  Concurrent with the making of a BA Equivalent Loan, a Non-Acceptance Lender shall be entitled to deduct therefrom an amount equal to the acceptance fee which, but for this Section, such Lender would otherwise be entitled to receive as part of such Loan.  Subject to Section 2.05(f), upon the maturity date for such Bankers’ Acceptances, the Borrower shall pay to each Non-Acceptance Lender an amount equal to the face amount at maturity of the Bankers’ Acceptances which, but for this Section, such Lender would otherwise be required to accept as part of such a Bankers’ Acceptance Borrowing as repayment of the amount of its BA Equivalent Loan including payment of the interest accrued and payable thereon to such maturity date.  All references herein to “Loans” and “Bankers’ Acceptances” shall, unless otherwise expressly provided herein or unless the context otherwise requires, be deemed to include BA Equivalent Loans made by a Non-Acceptance Lender as part of a Bankers’ Acceptance Borrowing.

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(l)

Termination of Bankers’ Acceptances.  If at any time a Lender ceases to accept bankers’ acceptances in the ordinary course of its business, such Lender shall be deemed to be a Non-Acceptance Lender and shall make BA Equivalent Loans in lieu of accepting Bankers’ Acceptances under this Agreement.

SECTION 2.06

Interest Elections.

(a)

Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Bankers’ Acceptance Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Bankers’ Acceptance Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  Notwithstanding anything to the contrary contained herein, conversion of Bankers’ Acceptances may only occur on the last day of the Interest Period applicable thereto.

(b)

To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)

Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)

the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)

the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)

whether the resulting Borrowing is to be a Canadian Prime Rate Borrowing or a Bankers’ Acceptance Borrowing; and

(iv)

if the resulting Borrowing is a Bankers’ Acceptance Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Bankers’ Acceptance Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

(d)

Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

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(e)

If the Borrower fails to deliver a timely Interest Election Request with respect to a Bankers’ Acceptance Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Canadian Prime Rate Borrowing pursuant to Section 2.05(f).  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, no outstanding Borrowing may be converted to or continued as a Bankers’ Acceptance Borrowing.

SECTION 2.07

Termination and Reduction of Commitments.

(a)

Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b)

The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the sum of the Credit Exposures would exceed the total Commitments.

(c)

The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments shall be permanent.  Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

(d)

The Commitments shall automatically terminate on the date a Change in Control occurs.

(e)

In the event that the Guarantor, the Borrower or any of the Borrower’s subsidiaries completes a capital markets financing in connection with the Acquisition or otherwise, the Commitments shall be permanently reduced or terminated as provided in Section 2.09(b).

SECTION 2.08

Repayment of Loans; Evidence of Debt.

(a)

The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Loan on the Maturity Date and (ii) the face amount of each Bankers’ Acceptance on the maturity date thereof pursuant to Section 2.05.

(b)

On the date that a Change in Control occurs, the Borrower shall repay the outstanding principal amount of the Loans and all other amounts outstanding hereunder and if on such date Bankers’ Acceptances are outstanding, fully cash collateralize such Bankers’ Acceptances in accordance with Section 2.09(f).

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(c)

Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d)

The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

(e)

The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(f)

Any Lender may request that Canadian Prime Rate Loans made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.09

Prepayment of Loans and Mandatory Commitment Reductions.

(a)

The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (c) of this Section.

(b)

In the event that the Guarantor, the Borrower or any of the Borrower’s subsidiaries consummates a capital markets financing (i) in connection with the Acquisition, the Commitments shall be terminated in full automatically on the date such capital markets financing is consummated or (ii) other than in connection with the Acquisition, the Commitments shall be permanently reduced or terminated automatically on the date such capital markets financing is consummated by an amount equal to the net proceeds of such financing.

(c)

If at any time the aggregate outstanding principal amount of the Credit Exposures exceeds the sum of the total Commitments, including as a result of a reduction or termination of the Commitments pursuant to Section 2.09(b), the Borrower shall (i) immediately prepay the Loans in an amount equal to such excess and, (ii) to the extent after prepayment of all Loans other than Bankers’ Acceptance Loans outstanding on such date, such Credit Exposures continue to exceed the total Commitments, fully cash collateralize the Bankers’ Acceptances outstanding on such date in accordance with Section 2.09(f).  Each prepayment of Loans pursuant to this Section 2.09 shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

(d)

The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., Calgary time, three Business Days before the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment

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date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07.  Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

(e)

Unless repaid on the maturity date thereof, Bankers’ Acceptances may only be prepaid by the full cash collateralization with the Administrative Agent of the face amount payable on the maturity thereof.  With respect to any repayment of unmatured Bankers’ Acceptances pursuant to this Section 2.09 or otherwise hereunder, it is agreed that the Borrower shall provide for the funding in full of the unmatured Bankers’ Acceptances to be repaid by paying to and depositing with the Administrative Agent cash collateral for each such unmatured Bankers’ Acceptances equal to the face amount payable at maturity thereof.  The Administrative Agent shall hold such cash collateral in an interest bearing cash collateral account at rates prevailing at the time of deposit for similar accounts with the Administrative Agent; such cash collateral, such cash collateral account, any accounts receivable, claims, instruments or securities evidencing or relating to the foregoing, and any proceeds of any of the foregoing (collectively, the “Outstanding BAs Collateral”) shall be assigned to the Administrative Agent as security for the obligations of the Borrower in relation to such Bankers’ Acceptances and the security interest of the Administrative Agent created in such Outstanding BAs Collateral shall rank in priority to all other security interests and adverse claims against such Outstanding BAs Collateral.  Such Outstanding BAs Collateral shall be applied to satisfy the obligations of the Borrower for such Bankers’ Acceptances as they mature, and the Administrative Agent is hereby irrevocably directed by the Borrower to apply any such Outstanding BAs Collateral to such maturing Bankers’ Acceptances.  The Outstanding BAs Collateral created herein shall not be released to the Borrower without the consent of the Lenders; however, interest on such deposited amounts shall be for the account of the Borrower and may be withdrawn by the Borrower so long as no Default or Event of Default is then continuing.  If, after maturity of the Bankers’ Acceptances for which such Outstanding BAs Collateral is held and application by the Administrative Agent of the Outstanding BAs Collateral to satisfy the obligations of the Borrower hereunder with respect to the Bankers’ Acceptances being repaid, any interest or other proceeds of the Outstanding BAs Collateral remains, such interest or other proceeds shall be promptly paid and transferred by the Administrative Agent to the Borrower so long as no Default or Event of Default is then continuing.

SECTION 2.10

Fees.

(a)

The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee (the “Facility Fee”), which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender, whether used or unused, during the period from and including the Effective Date to but excluding the Maturity Date (provided that, if such Lender continues to have any Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Credit Exposure).  Accrued Facility Fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing December 31, 2005 and on the date the Loans are paid in full.  All Facility Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

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(b)

The Borrower agrees to pay to the Administrative Agent for the account of each Lender at all times when the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments a utilization fee (the “Utilization Fee”) computed at the Applicable Rate on the daily amount of the Credit Exposure of such Lender.  Accrued Utilization Fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing December 31, 2005, and on the date the Loans are paid in full.  All Utilization Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)

The Borrower agrees to pay to the Administrative Agent for the account of the Lenders acceptance fees for the Bankers’ Acceptances pursuant to Section 2.05(b).

(d)

The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(e)

All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of Facility Fees, Utilization Fees and participation fees, to the Lenders.  Fees paid shall not be refundable under any circumstances.

SECTION 2.11

Interest.

(a)

The Loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.

(b)

Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% per annum plus the rate applicable to Canadian Prime Rate Loans as provided in paragraph (a) of this Section.

(c)

Accrued interest on each Canadian Prime Rate Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, and (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Canadian Prime Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(d)

All interest hereunder shall be computed on the basis of a year of 365 days and shall be payable in arrears for the actual number of days elapsed (including the first day but excluding the last day).

(e)

Whenever a rate of interest or other rate per annum hereunder is calculated on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or other rate shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest or other rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

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SECTION 2.12

Increased Costs; BA Market Disruption.

(a)

If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

(ii)

impose on any Lender any other condition affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)

If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

(c)

A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

(d)

Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)

If the Administrative Agent (acting reasonably) makes a determination, which determination shall be conclusive and binding upon the Borrower, and notifies the Borrower that (x) there no longer exists an active market for bankers’ acceptances accepted by the Lenders, or (y) the BA Discount Rate does not accurately reflect the discount rate which would be applicable to a sale of Bankers’ Acceptances in the market, then:

(i)

the right of the Borrower to request Bankers’ Acceptances or BA Equivalent Loans from any Lender shall be suspended until the Administrative Agent determines that the circumstances causing such suspension no longer exist, and so notifies the Borrower;

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(ii)

any outstanding Borrowing Request or Interest Election Request, as applicable, requesting a Borrowing, or the continuance or conversion of a Borrowing, by way of Bankers’ Acceptances or BA Equivalent Loans shall be deemed to be a Borrowing Request or Interest Election Request, as applicable, requesting such Borrowing by way of a Canadian Prime Rate Borrowing.

The Administrative Agent shall promptly notify the Borrower and the Lenders of any suspension of the Borrower’s right to request the Bankers’ Acceptances or BA Equivalent Loans and of any termination of such suspension.

SECTION 2.13

Taxes.

(a)

Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or a Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)

In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)

The Borrower shall indemnify the Administrative Agent and each Lender, within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)

As of the Closing Date each Lender, and upon becoming a Lender (unless an Event of Default has occurred and is continuing), each assignee of a Lender, severally and not jointly, represents to the Borrower that it is a Canadian Resident Lender and agrees to promptly notify the Borrower if at any time thereafter it is not a Canadian Resident Lender.

(f)

Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such

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properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

(g)

If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.13, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

SECTION 2.14

Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)

The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, or fees, or of amounts payable under Section 2.12 or 2.13, or otherwise) prior to 12:00 noon, Toronto time, on the date when due, in Canadian Dollars in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at 123 Front St. West, Suite 1100, Toronto, On M5J 2M3, except that payments pursuant to Sections 2.12, 2.13 and 9.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in Canadian Dollars.

(b)

If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees, including acceptance fees for Bankers’ Acceptances, then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal, including reimbursement obligations in respect of Bankers’ Acceptances, then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)

If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such

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recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)

Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Canadian Prime Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)

If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.14(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.15

Mitigation Obligations; Replacement of Lenders.  If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.16

Post-Closing Syndication.  If on or before March 31, 2006, all Loans have not been repaid in full, all Commitments have not been permanently terminated or there are Bankers’ Acceptances outstanding, the Administrative Agent and the Initial Lenders may, and upon request of the Lenders shall, use commercially reasonable efforts to syndicate a portion of the Commitments and Loans to a group of ten or fewer financial institutions, identified by the Administrative Agent, the Initial

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Lenders, or their Affiliates, in consultation with the Guarantor.  Such syndication efforts may be initiated on or after March 1, 2006, and the Guarantor agrees actively to assist the Administrative Agent and the Initial Lenders in completing a syndication satisfactory to the Lenders and the Guarantor.  Such assistance shall include (a) the Guarantor using commercially reasonable efforts to ensure that the syndication efforts benefit materially from its existing lending relationships, (b) direct contact between its senior management and advisors, its Subsidiaries and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with the Administrative Agent and the Initial Lenders, of one or more meetings of prospective Lenders.  From March 1, 2006, until the earlier of (a) the achievement by the Administrative Agent and the Initial Lenders of a Successful Syndication or (b) the repayment of all Borrowings and the termination of all Commitments, there shall be no competing offering, placement or arrangement of any debt securities or any financing in the bank syndication market by or on behalf of the Guarantor, the Borrower, or the subsidiaries of the Borrower, other than (i) commercial paper issuances backstopped by the Existing Facilities, (ii) bond issuances or other capital markets financings in connection with the Acquisition, (iii) borrowings under the Existing Facilities, (iv) capital market debt issuances (but not bank syndication market financings) by the Target and its subsidiaries to replace existing indebtedness of the Target or any subsidiary of the Target and (v) the syndication hereof; provided, that the Guarantor agrees that no Subsidiary or Affiliate of the Guarantor other than the Borrower or a subsidiary of the Borrower shall enter into a bond issuance or other capital markets financing in connection with the financing of the Acquisition.  Furthermore, from the Closing Date until the earlier of (a) February 28, 2005, or (b) the repayment of all Borrowings and termination of all Commitments, there shall be no competing offering, placement or arrangement of any financing in the bank syndication market by or on behalf of the Guarantor, the Borrower, or the subsidiaries of the Borrower, other than (i) increases in the amount of the loans and commitments under the Existing Facilities to the extent, but only to the extent, such increases are expressly allowed by the terms and conditions of the applicable Existing Facility without a vote of requisite lenders under the applicable Existing Facility, (ii) amendments, modifications, refinancings or replacements of the Existing Facilities but not increases (except as allowed by clause (i) of this sentence) thereof, (iii) commercial paper issuances backstopped by the Existing Facilities and (iv) borrowings under the Existing Facilities.  The Administrative Agent and the Initial Lenders will manage all aspects of the syndication in consultation with the Guarantor, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted (subject to the Guarantor’s approval), which institutions will participate (subject to the Guarantor’s approval), and the allocations of the commitments among the Lenders.  To assist the Administrative Agent and the Initial Lenders in their syndication efforts, the Guarantor agrees promptly to prepare and provide to the Administrative Agent and the Initial Lenders all information with respect to the Borrower, its subsidiaries, and its other Affiliates and any other transactions contemplated hereby and by the Term Sheet, including all financial information and projections (the “Projections”), as they may reasonably request in connection with the arrangement and syndication of the Facility.  The Guarantor hereby represents and covenants that (a) all information, taken as a whole, other than the Projections (the “Information”) that has been or will be made available to the Administrative Agent and the Lenders or the prospective Lenders by the Guarantor or any of the Guarantor’s representatives is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to the Administrative Agent and the Lenders or the prospective Lenders by the Guarantor or any of the Guarantor’s representatives have been or will be prepared in good faith based upon assumptions the Guarantor believes to be reasonable, subject to the uncertainties inherent in all projections.  The Guarantor understands that in arranging and syndicating the Facility the Administrative Agent and the Initial Lenders may use and rely on the Information and Projections without independent verification thereof.  The Guarantor hereby acknowledges and consents that, for the purposes

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of carrying out their obligations hereunder, the Administrative Agent and the Lenders may share the Confidential Information Memorandum, the Information, the Projections and any other information or matters relating to the Guarantor and the Guarantor’s Subsidiaries and other Affiliates or the transactions contemplated hereby with their Affiliates, and that such Affiliates may likewise share information relating to the Guarantor and the Guarantor’s Subsidiaries and other Affiliates or such transactions with the Administrative Agent and the proposed Lenders, subject to a mutually acceptable confidentiality agreement among the Guarantor, the Administrative Agent and the Initial Lenders.

ARTICLE III

Representations and Warranties

The Guarantor represents and warrants to the Lenders that:

SECTION 3.01

Organization; Powers.  Each of the Guarantor and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02

Authorization; Enforceability.  The Transactions are within the Borrower's and the Guarantor's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action.  This Agreement has been duly executed and delivered by the Borrower and the Guarantor and constitutes a legal, valid and binding obligation of each of the Borrower and the Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03

Governmental Approvals; No Conflicts.  The Transactions a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and such matters relating to performance as would ordinarily be done in the ordinary course of business after the Effective Date, b) will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate the charter, by-laws or other organizational documents of the Borrower or the Guarantor, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Guarantor or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries, except for breaches, violations and defaults under clauses (b) and (d) that neither individually nor in the aggregate could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.04

Financial Condition; No Material Adverse Change.

(a)

The consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries, with the related consolidated statements of income, common stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2004, reported on by Pricewaterhouse Coopers LLP, independent public accountants and set forth in the 2004 Form 10-K of the Guarantor, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2005, set forth in the latest Form 10-Q of the Guarantor, present fairly, in all material respects, the consolidated financial

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position and results of operations and cash flows of the Guarantor and its Consolidated Subsidiaries, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b)

As of the Effective Date, since December 31, 2004, there has been no material adverse change in the business, assets, liabilities (actual or contingent), operations, or financial condition of the Guarantor and the Subsidiaries, taken as a whole.

SECTION 3.05

Properties.  Each of the Guarantor and the Subsidiaries has good title to, or valid leasehold or other interests in, all its real and personal property material to its business, except for Liens permitted pursuant to Section 6.02.

SECTION 3.06

Litigation and Environmental Matters.

(a)

Except as disclosed in the most recent Annual Report on Form 10-K of the Guarantor or KMP delivered by the Guarantor to the Lenders, there is no action, suit or proceeding by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or (ii) that involves this Agreement or the Transactions.

(b)

In the ordinary course of its business, the Guarantor conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Guarantor and the Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up or closure of properties currently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted threat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Materials, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Guarantor has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to result in a Material Adverse Effect.

SECTION 3.07

Compliance with Laws and Agreements.  Each of the Guarantor and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate for the Guarantor and its Subsidiaries, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08

Investment and Holding Company Status.  Neither the Guarantor nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 3.09

Taxes.  The Guarantor and the Subsidiaries have caused to be filed all federal income tax returns and other material tax returns, statements and reports (or obtained extensions with respect thereto) which are required to be filed and have paid or deposited or made adequate provision in accordance with GAAP for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except for taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in

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accordance with GAAP and where the failure to pay such taxes (individually or in the aggregate for the Guarantor and the Subsidiaries) would not have a Material Adverse Effect.

SECTION 3.10

ERISA.  Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan.  No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the  Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, which waiver, failure or liability could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11

Disclosure.  All information heretofore furnished by the Borrower and the Guarantor to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower and the Guarantor to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified.  None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or the Guarantor to the Administrative Agent or any Lender in connection with the syndication or negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 3.12

Foreign Assets Control Regulations, etc.

(a)

No part of the proceeds of the Loans will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)

Neither the Guarantor nor any Subsidiary (i) is, or will become, a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such Person.  The Guarantor and the Subsidiaries are in compliance, in all material respects, with the Patriot Act.

(c)

No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Guarantor or one of the Subsidiaries.

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ARTICLE IV

Conditions

SECTION 4.01

Effective Date.  The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)

The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)

The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Polsinelli Shalton Welte Suelthaus PC, Kansas counsel for the Guarantor, (ii) Bracewell & Giuliani LLP, counsel for the Guarantor, (iii) Blake, Cassels & Graydon LLP, counsel for the Borrower, and (iv) McCarthy Tetrault LLP, counsel for the Lenders, substantially in the forms of Exhibit B-1 through B-4, and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Required Lenders shall reasonably request.  The Borrower, the Guarantor and the Lenders hereby request such counsels to deliver such opinions.

(c)

The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the Guarantor, the Target, the authorization of the Transactions and any other legal matters relating to the Borrower, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d)

The Administrative Agent shall have received execution copies of the Acquisition Documents.  The Acquisition shall be consummated at substantially the same time as the making of the Loans on the Effective Date.

(e)

The Administrative Agent shall be reasonably satisfied that that all required consents and approvals of any Governmental Authority and any other Person in connection with the transactions contemplated by this Section 4.01 shall have been obtained and remain in effect (except where the failure to obtain such approvals would not have a Material Adverse Effect).

(f)

The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Guarantor, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(g)

The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., Calgary time, on December 31, 2005 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

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SECTION 4.02

Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing (including any Loan made on the initial date of Borrowing), is subject to the satisfaction of the following conditions:

(a)

The representations and warranties of the Borrower set forth in this Agreement shall be true and correct on and as of the date of such Borrowing (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be correct as of such earlier date).

(b)

At the time of and immediately after giving effect to such Borrowing, no Default  or Event of Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower and the Guarantor on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

SECTION 4.03

Conditions Precedent to Conversions.  Notwithstanding the foregoing, the obligation of the Lenders to convert or continue any existing Borrowing is subject to the condition precedent that on the date of such conversion or continuation no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion.  The acceptance of the benefits of each such conversion or continuation shall constitute a representation and warranty by the Borrower and the Guarantor to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Guarantor covenants and agrees with the Lenders that:

SECTION 5.01

Financial Statements; Ratings Change and Other Information.  The Guarantor will furnish to the Administrative Agent and each Lender:

(a)

before the earlier of (i) 100 days after the end of each fiscal year of the Guarantor and (ii) 10 days after filing with the Securities and Exchange Commission is required, its audited consolidated balance sheet and related statements of operations, common stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by, and accompanied by an opinion (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) of, Pricewaterhouse Coopers L.L.P. or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries, and to the extent consolidated in accordance with GAAP, KMP, on a consolidated basis in accordance with GAAP consistently applied; provided, however, that (x) if the Guarantor has timely made its Annual Report on Form 10-K available on "EDGAR" and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.kindermorgan.com) and complied with the last grammatical paragraph of this Section 5.01 in respect thereof, and (y) if said Annual Report contains such consolidated balance sheet and related statements of operations, common stockholders' equity and cash flows, and the report thereon of such independent public accountants (without qualification or exception, and to the effect, as specified above), then the Guarantor shall be deemed to have satisfied the requirements of this clause (a);

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(b)

before the earlier of (i) 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Guarantor and (ii) five days after filing with the Securities and Exchange Commission is required, its consolidated balance sheet and related statements of operations, common stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries, and to the extent consolidated in accordance with GAAP, KMP, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided, however, that (x) if the Guarantor has timely made its Quarterly Report on Form 10-Q available on "EDGAR" and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.kindermorgan.com) and complied with the last grammatical paragraph of this Section 5.01 in respect thereof, and (y) if said Quarterly Report contains such consolidated balance sheet and related statements of operations, common stockholders' equity and cash flows, and such certifications, then the Guarantor shall be deemed to have satisfied the requirements of this clause (b);

(c)

concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Guarantor (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01, and (iii) stating whether any change in GAAP or in the application thereof that has an effect on the financial statements of the Guarantor or on the calculation of the financial covenants pursuant to Section 6.01 has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate or on such financial covenant calculations;

(d)

concurrently with any delivery of financial statements under clause (a) above, a certificate (which certificate may be limited to the extent required by accounting rules or guidelines) of the accounting firm that reported on such financial statements stating (i) whether they obtained knowledge during the course of their examination of such financial statements of any Default ; provided, however, that such accountants shall not be liable to anyone by reason of their failure to obtain knowledge of any Default which would not be disclosed in the course of an audit conducted in accordance with GAAP, and (ii) confirming the calculations set forth in the certificate delivered simultaneously therewith pursuant to clause (c) above;

(e)

without duplication of any other requirement of this Section 5.01, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Guarantor or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Guarantor to its shareholders generally, as the case may be; provided, however, that if the Guarantor has timely made such reports, proxy statements and other materials available on "EDGAR" and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.kindermorgan.com) and complied with the last grammatical paragraph of this Section 5.01 in respect thereof, then the Guarantor shall be deemed to have satisfied the requirements of this clause (e);

(f)

promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change;

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(g)

within five Business Days after any officer of the Borrower or the Guarantor obtains knowledge of any Default, if such Default is then continuing, a certificate of the Financial Officer of the Guarantor setting forth the details thereof and the action which the Borrower or Guarantor is taking or proposes to take with respect thereto; and

(h)

promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Guarantor or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

Information required to be delivered pursuant to Section 5.01(a), 5.01(b), or 5.01(e) above shall be deemed to have been delivered on the date on which the Guarantor provides notice to the Administrative Agent that such information has been posted on "EDGAR" or the Guarantor's website or another website identified in such notice and accessible by the Administrative Agent and the Lenders without charge (and the Guarantor hereby agrees to provide such notice); provided that such notice may be included in a certificate delivered pursuant to Section 5.01(c).

SECTION 5.02

Notices of Material Events.  The Guarantor will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a)

if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) (other than such event as to which the 30-day notice requirement is waived) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security in an amount that could reasonably be expected to have a Material Adverse Effect, a certificate of the chief financial officer or the chief accounting officer of the Guarantor setting forth details as to such occurrence and action, if any, which the Guarantor or applicable member of the ERISA Group is required or proposes to take; and

(b)

any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Guarantor setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03

Existence; Conduct of Business.  The Guarantor will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to

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the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

SECTION 5.04

Payment of Obligations.  The Guarantor will, and will cause each of its Subsidiaries to, before the same shall become delinquent or in default, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Guarantor or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05

Maintenance of Properties; Insurance.  The Guarantor will, and will cause each of its Material Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 5.06

Books and Records; Inspection Rights.  The Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  The Guarantor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice during normal business hours, to visit and inspect its properties, to examine and make extracts from its books and records (subject to compliance with confidentiality agreements and applicable copyright law), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 5.07

Compliance with Laws.  The Guarantor will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.08

Use of Proceeds.  The Guarantor will, and will cause each of its Subsidiaries to, use the proceeds of the Loans only (a) to finance, in part, the Acquisition, (b) to pay any fees and expenses in connection with this Agreement and the Acquisition, and (c) for general lawful corporate purposes.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Guarantor covenants and agrees with the Lenders that:

SECTION 6.01

Financial Covenants.

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(a)

Consolidated Indebtedness of the Guarantor.  The Consolidated Indebtedness of the Guarantor shall at no time exceed 65.0% of the Consolidated Total Capitalization of the Guarantor including the Minority Interest.

(b)

Guarantor Adjustments.  Notwithstanding anything herein to the contrary, for purposes of determining compliance with the financial covenants set forth in Section 6.01(a), all Guarantees by the Guarantor of Indebtedness of KMP shall be excluded from Consolidated Indebtedness.

SECTION 6.02

Liens.  The Guarantor will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)

Permitted Encumbrances;

(b)

any Lien existing on any property or asset prior to the acquisition thereof by the Guarantor or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Guarantor or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

(c)

Liens not otherwise permitted by the foregoing clauses of this Section securing Indebtedness in an aggregate principal or face amount at any date not to exceed 10% of Consolidated Net Tangible Assets.

SECTION 6.03

Fundamental Changes.

(a)

The Guarantor will not, and will not permit any Subsidiary (other than the Target) to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) if the Guarantor is involved in any such transaction, (x) any Person may merge into the Guarantor in a transaction in which the Guarantor is the surviving corporation, or (y) if the Guarantor is not the surviving entity, (A) the Person formed by or surviving such transaction or the recipient of any such sale, transfer, lease or other disposition of assets, assumes all Obligations, (B) the Person formed by or surviving such transaction or the recipient of any such sale, transfer lease or other disposition, is organized under the laws of the United States or any state thereof, and (C) the Guarantor has delivered to the Administrative Agent an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, transfer, lease or other disposition complies with the provisions hereof, (ii) any Person may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Guarantor or to another Subsidiary and (iv) any Subsidiary may liquidate or dissolve if the Guarantor determines in good faith that such liquidation or dissolution is in the best interests of the Guarantor and such liquidation or dissolution is not materially disadvantageous to the Lenders.

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(b)

The Guarantor will not, and will not permit any of its Material Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Guarantor and its Subsidiaries on the Effective Date and businesses reasonably related thereto.

SECTION 6.04

Transactions with Affiliates.  The Guarantor will not, and will not permit any of the Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Guarantor or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties and (b) transactions between or among the Guarantor and the wholly-owned Subsidiaries not involving any other Affiliate.

SECTION 6.05

Capital Lease Obligations.  The Guarantor will not, and will not permit any of the Subsidiaries to, incur any Capital Lease Obligations if, after giving effect to the incurrence of such Capital Lease Obligations, the aggregate principal amount of all outstanding Capital Lease Obligations of the Guarantor and the Subsidiaries would exceed US$500,000,000.

 ARTICLE VII

Events of Default

If any of the following events ("Events of Default") shall occur:

(a)

the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)

the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c)

any representation or warranty made or deemed made by or on behalf of the Guarantor or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d)

the Borrower or the Guarantor shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(g), 5.03 (with respect to the Borrower's or the Guarantor's existence) or 5.08 or in Article VI;

(e)

the Borrower or the Guarantor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) written notice thereof from the Administrative Agent to the Borrower and the Guarantor (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Guarantor becomes aware of such failure;

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(f)

the Guarantor, the Borrower or any Consolidated Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable or within any applicable grace period (not to exceed 30 days);

(g)

any event or condition occurs that results in the acceleration of the maturity of any Material Indebtedness or requires the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity of any Material Indebtedness; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness so long as such Indebtedness is paid in full when due;

(h)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Guarantor or any Material Subsidiary or its debts, or of a substantial part of its assets, under any federal, provincial, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Guarantor or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)

the Guarantor or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, provincial, state, or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Guarantor or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j)

the Guarantor or any Material Subsidiary shall become unable, admit in writing its inability, or fail generally, to pay its material debts as they become due;

(k)

one or more judgments for the payment of money in an aggregate amount in excess of US$75,000,000 shall be rendered against the Guarantor, any Consolidated Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Guarantor or any Consolidated Subsidiary to enforce any such judgment; or

(l)

any member of the ERISA Group shall fail to pay when due an amount which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation; and in each of the foregoing instances such condition could reasonably be expected to result in a Material Adverse Effect;

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then, and in every such event (other than an event with respect to the Borrower or the Guarantor described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower and the Guarantor, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder (including an amount equal to the face amount at maturity of all Bankers’ Acceptances issued by the Borrower which are unmatured), shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and the Guarantor; and in case of any event with respect to the Borrower or the Guarantor described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder (including an amount equal to the face amount at maturity of all Bankers’ Acceptances issued by the Borrower which are unmatured), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Guarantor or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Guarantor or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower, the Guarantor or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or

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representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or the Guarantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower.  Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under Section 9.03(a) or (b) of this Section, each Lender severally agrees to pay to

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the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

ARTICLE IX

Miscellaneous

SECTION 9.01

Notices.

(a)

Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)

if to the Borrower, to it at 1111 West Georgia Street, Suite 2400, Vancouver, BC V6E 4M4, Attention of Doug Allen (Telecopy No. (604) 443-6673), with a copy to 500 Dallas, Suite 1000, Houston, Texas 77002, Attention of Kimberly Allen (Telecopy No. (713) 495-2818);

(ii)

if to the Guarantor, to it at One Allen Center, 500 Dallas, Suite 1000, Houston, Texas 77002, Attention of Park Shaper (Telecopy No. (713) 495-2782);

(iii)

if to the Administrative Agent, to it at 123 Front St. West, Suite 1100, Toronto, On M5J 2M3, Attention of Virginia Sevilla (Telecopy No. (416) 915-6347);and

(iv)

if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to Section 9.14.

(c)

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02

Waivers; Amendments.

(a)

No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Borrower or the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default,

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regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b)

Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, the Guarantor and the Required Lenders or by the Borrower, the Guarantor and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.14(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent.

SECTION 9.03

Expenses; Indemnity; Damage Waiver.

(a)

The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel (on a solicitor and his own client basis) for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof, and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel (on a solicitor and his own client basis) for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)

The Borrower shall indemnify the Administrative Agent, each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Guarantor or any of its Subsidiaries, or any Environmental Liability related in any way to the Guarantor or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

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(c)

To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)

To the extent permitted by applicable law, each of the Borrower and the Guarantor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof.

(e)

All amounts due under this Section shall be payable not later than thirty days after written demand therefor.

SECTION 9.04

Successors and Assigns.

(a)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) neither the Borrower nor the Guarantor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower or the Guarantor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

(i)

Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to (1) a Lender or an Affiliate thereof or to a financial institution which, in each case, is, or upon becoming a Lender would be, a Canadian Resident Lender or, (2) if an Event of Default has occurred and is continuing, any other assignee; and

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment or to an Affiliate of such assigning Lender.

(ii)

Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject

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to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than Cdn.$5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of Cdn.$3,500; and

(D) the assignee, if it shall not be a Lender prior to the time of such assignment, shall deliver to the Administrative Agent an Administrative Questionnaire.

(iii)

Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)

The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register").  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)

Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)

(i)

Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a

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portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12 and 2.13 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14(c) as though it were a Lender.

(ii)

A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.13 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.13(e) as though it were a Lender.  A participant shall not be entitled to the benefits of Section 2.13 unless the Borrower is notified of the participation sold to such Participant and at the time of such participation such Participant represents to the Borrower that if it were a Lender at such time it would be a Canadian Resident Lender and agrees to promptly notify the Borrower if at any time it would not be a Canadian Resident Lender.

(d)

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05

Survival.  All covenants, agreements, representations and warranties made by the Borrower or the Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.12, 2.13 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

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SECTION 9.06

Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07

Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08

Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or the Guarantor against any of and all the obligations of the Borrower or the Guarantor, as applicable, now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09

Governing Law; Jurisdiction; Consent to Service of Process.

(a)

This Agreement shall be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

(b)

Each of the Borrower and the Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Province of Alberta, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in Alberta or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, the Guarantor, or their properties in the courts of any jurisdiction.

(c)

Each of the Borrower and the Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby

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irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10

WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11

Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12

Confidentiality.  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower and the Guarantor or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or the Guarantor.  For the purposes of this Section, "Information" means all information received from the Borrower or the Guarantor relating to the Borrower, the Guarantor or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or the Guarantor; provided that, in the case of information received from the Borrower or the Guarantor after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13

Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the

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maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Canadian Prime Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14

Electronic Communications.

(a)

Each of the Borrower and the Guarantor hereby agrees that, unless otherwise requested by the Administrative Agent, it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement, including, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any default or event of default under this Agreement, (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder or (v) initiates or responds to legal process (all such non-excluded information being referred to herein collectively as the “Communications”) by transmitting the Communications in an electronic/soft medium (provided such Communications contain any required signatures) in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com (or such other e-mail address designated by the Administrative Agent from time to time).

(b)

Each party hereto agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on IntraLinks or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent) (the “Platform”).  Nothing in this Section 9.14 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified in this Agreement.

(c)

Each of the Borrower and the Guarantor hereby acknowledges that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower, the Guarantor or their securities) (each, a “Public Lender”).  Each of the Borrower and the Guarantor hereby agrees that (i) Communications that are to be made available on the Platform to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” the Borrower and the Guarantor shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Communications as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower, the Guarantor or their securities for purposes of United States Federal and state securities laws, (iii) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor,” and (iv) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

(d)

Each Lender agrees that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that

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Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender for purposes of this Agreement.  Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e-mail address for such Lender to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.

(e)

Each party hereto agrees that any electronic communication referred to in this Section 9.14 shall be deemed delivered upon the posting of a record of such communication (properly addressed to such party at the e-mail address provided to the Administrative Agent) as “sent” in the e-mail system of the sending party or, in the case of any such communication to the Administrative Agent, upon the posting of a record of such communication as “received” in the e-mail system of the Administrative Agent; provided that if such communication is not so received by the Administrative Agent during the normal business hours of the Administrative Agent, such communication shall be deemed delivered at the opening of business on the next Business Day for the Administrative Agent.

(f)

Each party hereto acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and there are confidentiality and other risks associated with such distribution, (ii) the Communications and the Platform are provided “as is” and “as available,” (iii) none of the Administrative Agent, its affiliates nor any of their respective officers, directors, employees, agents, advisors or representatives (collectively, the “Citigroup Parties”) warrants the adequacy of the Platform or the accuracy or completeness of any Communications, and each Citigroup Party expressly disclaims liability for errors or omissions in any Communications or the Platform, and (iv) no warranty of any kind, express, implied or statutory, including, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Citigroup Party in connection with any Communications or the Platform.

SECTION 9.15

Patriot Act.  Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrower and the Guarantor that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Borrower and the Guarantor, which information includes the name and address of the Borrower and the Guarantor and other information that will allow such Lender to identify the Borrower and the Guarantor in accordance with the Patriot Act.

ARTICLE X

Parent Guarantee

SECTION 10.01

Guarantee.

(a)

Guarantee of Borrower Obligations.  The Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Creditors the payment and performance of all of the Borrower Obligations, together with interest thereon as provided in Section 10.04(d).

(b)

Indemnity.  If any or all of the Borrower Obligations are not duly paid or performed by the Borrower and are not recoverable under Section 10.01(a) for any reason whatsoever, the Guarantor will, as a separate and distinct obligation, indemnify and save harmless the Guaranteed Creditors from and against all losses resulting from the failure of the Borrower to pay and perform such Borrower Obligations.

(c)

Guarantor as Principal Obligor.  If any or all of the Borrower Obligations are not duly paid or performed by the Borrower and are not recoverable under Section 10.01(a) or the

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Guaranteed Creditors are not indemnified under Section 10.01 (b), in each case, for any reason whatsoever, such Borrower Obligations shall, as a separate and distinct obligation, be recoverable by the Guaranteed Creditors from the Guarantor as the primary obligor and principal debtor in respect thereof and shall be paid to the Guaranteed Creditors forthwith after demand therefor as provided herein.

(d)

Guarantee Absolute and Unconditional.  The liability and obligations of the Guarantor hereunder shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, limited or otherwise affected by:

(i)

any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release in respect of any Borrower Obligation, security, Person or otherwise, including any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release of any of the Borrower Obligations, covenants or undertakings of the Borrower under the Guaranteed Documents;

(ii)

any modification or amendment of or supplement to the Borrower Obligations;

(iii)

any loss of or in respect of any security held by the Guaranteed Creditors, whether occasioned by the fault of the Guaranteed Creditors or otherwise, including any release, non perfection or invalidity of any such security;

(iv)

any change in the existence, structure, constitution, name, control or ownership of the Borrower or any other Person, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Person or their respective assets;

(v)

the existence of any set off, counterclaim, claim or other right which the Guarantor or the Borrower may have at any time against the Guaranteed Creditors or any other Person, whether in connection with, this Agreement, including the guarantee provided for in this Article X, or any unrelated transaction;

(vi)

any provision of applicable law purporting to prohibit or limit the payment by the Borrower of any Borrower Obligation, and the foregoing is hereby waived by the Guarantor to the extent permitted under applicable law;

(vii)

any limitation, postponement, prohibition, subordination or other restriction on the right of a Guaranteed Creditor to payment of the Borrower Obligations;

(viii)

any release, substitution or addition of any other guarantor of the Borrower Obligations;

(ix)

any defense arising by reason of any failure of any Guaranteed Creditor to make any presentment, demand, or protest or to give any other notice, including notice of all of the following:  acceptance of the guarantee provided for in this Article X, partial payment or non payment of all or any part of the Borrower Obligations and the existence, creation, or incurring of new or additional Borrower Obligations;

(x)

any defense arising by reason of any failure of a Guaranteed Creditor to proceed against the Borrower or any other Person, or to apply or exhaust any security held from the Borrower or any other Person for the Borrower Obligations, to proceed against,

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apply or exhaust any security held from the Guarantor or any other Person, or to pursue any other remedy available to the Guaranteed Creditors;

(xi)

any defense arising by reason of the invalidity, illegality or lack of enforceability of the Borrower Obligations or any part thereof or of any security or guarantee in support thereof, or by reason of any incapacity, lack of authority, or other defense of the Borrower or any other Person, or by reason of any limitation, postponement or prohibition on a Guaranteed Creditor’s rights to payment, or the cessation from any cause whatsoever of the liability of the Borrower or any other Person with respect to all or any part of the Borrower Obligations (other than irrevocable payment to the Guaranteed Creditors in full, in cash, of the Borrower Obligations), or by reason of any act or omission of the Guaranteed Creditors or others which directly or indirectly results in the discharge or release of the Borrower or any other Person or of all or any part of the Borrower Obligations or any security or guarantee therefor, whether by contract, operation of law or otherwise;

(xii)

any defense arising by reason of the failure by a Guaranteed Creditor to obtain, register, perfect or maintain a Lien in or upon any property of the Borrower or any other Person, or by reason of any interest of the Guaranteed Creditors in any property, whether as owner thereof or as holder of a Lien therein or thereon, being invalidated, voided, declared fraudulent or preferential or otherwise set aside, or by reason of any impairment of any right or recourse to collateral;

(xiii)

any defense arising by reason of the failure of the Guaranteed Creditors to marshal assets;

(xiv)

to the extent permitted under applicable law, any defense based upon any failure of the Guaranteed Creditors to give to the Borrower or the Guarantor notice of any sale or other disposition of any property securing any or all of the Borrower Obligations or any other guarantee thereof, or any notice that may be given in connection with any sale or other disposition of any such property;

(xv)

any defense based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower or any other Person, including any discharge or bar against collection of any of the Borrower Obligations; or

(xvi)

any other law, event or circumstance or any other act or failure to act or delay of any kind by  the Borrower, the Guaranteed Creditors or any other Person, which might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge, limitation or reduction of the Guarantor’s obligations hereunder, other than as a result of the irrevocable payment in full, in cash, of the Borrower Obligations.

The foregoing provisions apply and the foregoing waivers, to the extent permitted under applicable law, shall be effective even if the effect of any action or failure to take action by the Guaranteed Creditors is to destroy or diminish the Guarantor’s subrogation rights, the Guarantor’s right to proceed against the Borrower for reimbursement, the Guarantor’s right to recover contribution from any other guarantor or any other right or remedy of the Guarantor.

SECTION 10.02

Dealings With the Borrower and Others.

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(a)

No Release.  The Guaranteed Creditors, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor’s liability and obligations hereunder, may:

(i)

grant time, renewals, extensions, indulgences, releases and discharges to the Borrower or any other guarantor or endorser;

(ii)

take or abstain from taking security or collateral from the Borrower or any other guarantor or endorser or from perfecting security or collateral of the Borrower or any other guarantor or endorser;

(iii)

accept compromises from the Borrower or any other guarantor or endorser;

(iv)

subject to the Guaranteed Documents, apply all money at any time received from the Borrower or from security upon such part of the Borrower Obligations as the Guaranteed Creditors may see fit or change any such application in whole or in part from time to time as the Guaranteed Creditors may see fit; or

(v)

otherwise deal with the Borrower and all other Persons and security as the Guaranteed Creditors may see fit.

(b)

No Exhaustion of Remedies.  The Guaranteed Creditors shall not be bound or obligated to exhaust their recourse against the Borrower or other persons or any securities or collateral it may hold or take any other action (other than to make demand pursuant to Section 10.04(a)) before the Guaranteed Creditors shall be entitled to demand, enforce and collect payment from the Guarantor hereunder.

(c)

Evidence of Borrower Obligations.  Any account settled or stated in writing by or between a Guaranteed Creditor or the Guaranteed Creditors, as the case may be, and the Borrower shall be prima facie evidence that the balance or amount thereof appearing due to the same is so due.

(d)

No Set-off.  In any claim by the Guaranteed Creditors against the Guarantor hereunder, the Guarantor shall not claim or assert any set-off, counterclaim, claim or other right that either the Borrower or the Guarantor may have against one or more of the Guaranteed Creditors.

SECTION 10.03

Continuing Guarantee.

(a)

Continuing Guarantee.  The guarantee provided for in this Article X shall be a continuing guarantee and shall continue to be effective even if at any time any payment of any of the Borrower Obligations is rendered unenforceable or is rescinded or must otherwise be returned by any Guaranteed Creditor for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower), all as though such payment had not been made.

(b)

Revival of Indebtedness.  If at any time, all or any part of any payment previously received by a Guaranteed Creditor and applied to any Borrower Obligation must be rescinded or returned by the Guaranteed Creditor for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower), such Borrower Obligation shall, for the purpose of this Article X, to the extent that such payment must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Guaranteed Creditor, and the guarantee provided for in this Article X shall continue to be effective or be reinstated, as the case may be, as to such Borrower Obligation as though such application by the Guaranteed Creditor had not been made.

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SECTION 10.04

Demand for Payment, Expenses and Interest.

(a)

Demand for Payment.  The Guaranteed Creditors shall be entitled to make demand upon the Guarantor at any time during the continuance of an Event of Default and upon any such demand the Guaranteed Creditors may treat all Borrower Obligations and all Guarantor Obligations as due and payable and may forthwith collect from the Guarantor all Borrower Obligations and all other Guarantor Obligations.  The Guarantor shall make payment to or performance in favour of the Guaranteed Creditors of all Borrower Obligations and all other Guarantor Obligations forthwith after demand therefor is made upon the Guarantor by the Guaranteed Creditors as aforesaid.

(b)

Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower in respect of the Borrower Obligations is stayed upon the insolvency, bankruptcy, arrangement or reorganization of  the Borrower or any moratorium affecting the payment of the Borrower Obligations, all such amounts that would otherwise be subject to acceleration shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Guaranteed Creditors.

(c)

Expenses.  The Guarantor shall pay to the Guaranteed Creditors all reasonable out of pocket costs and expenses, including all reasonable legal fees (on a solicitor and his own client basis) and other expenses incurred by the Guaranteed Creditors from time to time in connection with the enforcement, realization and collection of or in respect of the guarantee provided for in this Article X.  All such amounts shall be payable by the Guarantor on demand by the Guaranteed Creditors.

(d)

Interest.  Any payment obligation comprised in the Borrower Obligations guaranteed hereunder which is not paid when due hereunder shall bear interest, to the extent not already included in the Borrower Obligations, both before and after default or judgment, from the date of demand pursuant to Section 10.04(a) to the date of payment at the rate or rates provided in the relevant Guaranteed Document for such Borrower Obligations or, in the event no such rate is provided for therein, at a rate per annum that is equal to the rate applicable to Canadian Prime Rate Loans plus 2.0% per annum.  Any other amounts payable pursuant hereto, including pursuant to Section 10.04(c), which are not paid when due hereunder shall bear interest, both before and after default or judgment, from the date of demand pursuant to Section 10.04(a) to the date of payment or reimbursement thereof by the Guarantor at a rate per annum that is equal to the rate applicable to Canadian Prime Rate Loans plus 2.0% per annum.  All such interest shall accrue daily and shall be payable by the Guarantor on demand by the Guaranteed Creditors.

SECTION 10.05

Subrogation.

(a)

Until all the Borrower Obligations have been irrevocably paid in full in cash and the Commitments are cancelled, the Guarantor shall have no right of subrogation to, and waives to the fullest extent permitted by applicable law, any right to enforce any remedy which the Guaranteed Creditors now have or may hereafter have against the Borrower in respect of the Guarantor Obligations, and until such time the Guarantor waives any benefit of, and any right to participate in, any security, guarantee or other rights, now or hereafter held by the Guaranteed Creditors for the Borrower Obligations.

(b)

If (i) the Guarantor performs or makes payment to the Guaranteed Creditors of all amounts owing by the Guarantor under this Article X, and (ii) the Borrower Obligations are performed and irrevocably paid in full in cash and the Commitments are cancelled, then the Guaranteed Creditors will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the

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Guarantor of the Guaranteed Creditors’ interest in the Borrower Obligations and any security held therefor resulting from such performance or payment by the Guarantor.

SECTION 10.06

Postponement.  Upon the occurrence and during the continuance of an Event of Default, all debts, liabilities and obligations, present and future of the Borrower to or in favor of the Guarantor shall be and are hereby postponed and subordinated to the prior payment and performance in full of the Borrower Obligations.  All money received by the Guarantor in respect of such debts, liabilities and obligations during the continuance of an Event of Default shall be received and held in trust for the benefit of the Guaranteed Creditors and upon demand hereunder shall be forthwith paid over to the Administrative Agent, the whole without in any way lessening or limiting the liability and obligations of the Guarantor hereunder and this postponement is independent of the guarantee provided for in this Article X and shall remain in full force and effect until payment and performance in full in cash of the Borrower Obligations and all obligations of the Guarantor under this Article X and until the Commitments are cancelled.

SECTION 10.07

General.

(a)

Waiver of Notices.  The Guarantor hereby waives promptness, diligence, presentment, demand of payment, notice of acceptance and any other notice with respect to the guarantee provided for under this Article X and the obligations guaranteed hereunder, except for the demand pursuant to Section 10.04(a).

(b)

Benefit of the Guarantee.  The guarantee provided for in this Article X shall enure to the benefit of the respective successors and permitted assigns of the Guaranteed Creditors and be binding upon the successors of the Guarantor.

(c)

Foreign Currency Obligations.  The Guarantor shall make payment relative to each Borrower Obligation in the currency (the “original currency”) in which the Borrower is required to pay such Borrower Obligation.  If the Guarantor makes payment relative to any Borrower Obligation to the Guaranteed Creditors in a currency (the “other currency”) other than the original currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of the Guarantor hereunder in respect of such Borrower Obligation only to the extent of the amount of the original currency which the Guaranteed Creditors are able to purchase with the amount of other currency they receive on the date of receipt in accordance with normal practice.  If the amount of the original currency which the Guaranteed Creditors are able to purchase is less than the amount of such currency originally due in respect of the relevant Borrower Obligation, the Guarantor shall indemnify and save the Guaranteed Creditors harmless from and against any loss or damage arising as a result of such deficiency.  This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Article X, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Guaranteed Creditors and shall continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.  A certificate of a Guaranteed Creditor as to any such loss or damage shall constitute prima facie evidence thereof.

(d)

Taxes and Set-off by Guarantor.  All payments by the Guarantor under this Article X, whether in respect of principal, interest, interest on overdue and unpaid interest, fees or any other Guarantor Obligations, shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, Taxes, charges or otherwise whatsoever) unless the Guarantor is prohibited by applicable laws from doing so, in which event the Guarantor shall:

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(i)

ensure that the deduction or withholding does not exceed the minimum amount legally required;

(ii)

forthwith pay to the Guaranteed Creditors such additional amount (including, for certainty, such additional amounts as may be required as a result of further deductions or withholdings in respect of payments under this Section 10.07(d)(ii)) so that the net amount received by the Guaranteed Creditors will equal the full amount which would have been received by it had no such deduction or withholding been made;

(iii)

pay to the relevant taxation or other authorities, within the period for payment required by applicable laws, the full amount of the deduction or withholding (including the full amount of any deduction or withholding from any additional amount paid pursuant to this Section); and

(iv)

furnish to the Guaranteed Creditors promptly, as soon as available, an official receipt of the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

(e)

No Waiver; Remedies.  No failure on the part of the Guaranteed Creditors to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(f)

Severability.  If any provision of this Article X is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

(g)

Additional Security.  The guarantee provided for in this Article X is in addition and without prejudice to any security of any kind (including, other guarantees) now or hereafter held by the Guaranteed Creditors and any other rights or remedies they might have.

(h)

Time of Essence.  Time is of the essence with respect to this Article X and the time for performance of the obligations of the Guarantor under this Article X may be strictly enforced by the Guaranteed Creditors.

(i)

Financial Condition of the Borrower.  The Guarantor is fully aware of the financial condition of the Borrower and acknowledges that it shall receive a benefit from the Guaranteed Creditors entering into the Guaranteed Documents to which the Guaranteed Creditors are a party.  The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of non-payment or non-performance of the Borrower Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall not have a duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

1197774 ALBERTA ULC

By:

   /s/ Joseph Listengart

Joseph Listengart

Vice President and Secretary

2534129

[364-DAY CREDIT AGREEMENT - 1]

KINDER MORGAN, INC.

By:

   /s/ Joseph Listengart

Joseph Listengart

Vice President, General Counsel and

Secretary

2534129

[364-DAY CREDIT AGREEMENT - 2]

CITIBANK, N.A., CANADIAN BRANCH, individually
and as Administrative Agent

By:

   /s/ Niyousha Zarinpour

Name:

       Niyousha Zarinpour

Title:

         Authorised Signer

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[364-DAY CREDIT AGREEMENT - 3]

MERRILL LYNCH CAPITAL CANADA INC.

By:

   /s/ Carol Feeley

Name:

    Carol Feeley

Title:

     Vice President

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[364-DAY CREDIT AGREEMENT - 4]

SCHEDULE 1.01-A

PRICING SCHEDULE

The "Canadian Prime Rate Spread", "Acceptance Fees for Bankers’ Acceptances", "Facility Fee Rate" or "Utilization Fee Rate", as the case may be, for any fiscal quarter are the applicable percentage rates per annum set forth below in the applicable row and column corresponding to the ratings that exist on the last day of the immediately preceding fiscal quarter:

Index Debt Ratings:	Canadian Prime Rate Spread	Acceptance Fees for Bankers’ Acceptances	Facility Fee Rate	All-in Spread (≤ 50% Utilization)	Utilization Fee Rate (> 50% Utilization)	All-in Spread (> 50% Utilization)
Category 1 ≥ A-/A3	.000%	.210%	.065%	.275%	.100%	.375%
Category 2 ≥ BBB+/Baa1	.000%	.270%	.080%	.350%	.100%	.450%
Category 3 ≥ BBB/Baa2	.000%	.350%	.100%	.450%	.100%	.550%
Category 4 ≥ BBB-/Baa3	.000%	.500%	.125%	.625%	.100%	.725%
Category 5 <BBB-/Baa3	.000%	.575%	.175%	.750%	.100%	.850%

For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to Section 5.01 or otherwise.  Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.  If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

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Schedule 1.01-A-1

SCHEDULE 1.01-B

EXISTING TERASEN FACILITIES

Company	Bank	Amount ($MM)	Term	Extension Date
Terasen Inc.	TD	Cdn.$150	364 day + 1 year	Feb. 5, 2006
	RBC	Cdn.$150	364 day + 1 year	Feb. 1, 2006
	CIBC	Cdn.$150	364 day + 1 year	Feb. 1, 2006
Terasen Gas Inc.	BNS	Cdn.$200	364 day	Apr. 21, 2006
	CIBC	Cdn.$100	364 day	Jul. 13, 2006
	BMO	Cdn.$75	364 day	Apr. 29, 2006
	TD	Cdn.$75	364 day	Jun. 19, 2006
	NBF	Cdn.$50	364 day	Feb. 10, 2006
Terasen Gas (Vancouver Island) Inc.	Syndicated	~ Cdn.$209	$176 M due Jan/06 $33 M due Jan/09
Terasen Pipelines (Corridor) Inc.	Syndicated	Cdn.$225	364 day + 3 year	Feb. 1, 2006
Express US Holdings LP	RBC	US$16	July 12, 2010
Express Holdings (USA) Inc.	RBC	US$20	Demand
Terasen Utility Services (US)	MI Marshall and Ilsey Bank	US$1.5	TBD
0727020 BC Ltd. (assumed from Clearwater Technologies Inc.)	Roy-Nat	~ Cdn.$.5	Repays monthly, final instalment April 2007

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Schedule 1.01-A-1

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment
Citibank, N.A., Canadian branch	Canadian Dollar Amount of US$1,125,000,000.00
Merrill Lynch Capital Canada Inc.	Canadian Dollar Amount of US$1,125,000,000.00
TOTAL:	Canadian Dollar Amount of US$2,250,000,000.00

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Schedule 2.01-1

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

Reference is made to the 364-Day Credit Agreement dated as of November 23, 2005 (as amended and in effect on the date hereof, the “Credit Agreement”), among 1197774 Alberta ULC, Kinder Morgan, Inc., the Lenders named therein and Citibank, N.A., Canadian branch, as Administrative Agent for the Lenders.  Terms defined in the Credit Agreement are used herein with the same meanings.

The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, (a) the interests set forth on the reverse hereof in the Assignor's rights and obligations under the Credit Agreement, including, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date and (b) to the extent permitted to be assigned under applicable law, all claims, suits causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”).  The Assignee hereby acknowledges receipt of a copy of the Credit Agreement.  From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.13(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee.  The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Province of Alberta.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

(“Assignment Date”):

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A-1

Facility	Principal Amount Assigned	Percentage Assigned of Facility/Commitment (set forth, to at least 8 decimals, as a percentage of the Facility and the aggregate Commitments of all Lenders thereunder)
Commitment Assigned:	$	%
Loans:

The terms set forth above and on the reverse side hereof are hereby agreed to:

[Name of Assignor]   , as Assignor

By:______________________________

     Name:

     Title:

[Name of Assignee]   , as Assignee

By: ______________________________

       Name:

       Title:

The undersigned hereby consent to the within assignment:

1197774 Alberta ULC

Citibank, N.A., Canadian branch

as Administrative Agent,

By: ______________________

By: __________________________

      Name:

       Name:

      Title:

       Title:

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A-2